UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2023

Kidpik Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41032	81-3640708
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Park Avenue South, 3rd Floor New York, New York	10003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 399-2323

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PIK	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 19, 2023, Kidpik Corp. (the “Company”, “we” and “us”) held our 2023 Annual Meeting of Stockholders via live audio webcast (the “Meeting”). At the Meeting, an aggregate of 5,814,527 shares of common stock, or 75.63% of our 7,688,194 total outstanding shares of common stock as of April 24, 2023, the record date for the Meeting, were present at (including via proxy) or were voted at the Meeting, constituting a quorum.

The following three proposals were voted on at the Meeting (as described in greater detail in the Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on May 1, 2023 (the “Proxy Statement”)), with the results of such voting as set forth below. Capitalized terms have the meanings given to such terms in the Proxy Statement and this Form 8-K should be read in connection with the Proxy Statement.

Proposal 1	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Election of Class II Director
Ezra Dabah	4,731,483	0	42,593	1,040,451
Jill Kronenberg	4,742,368	0	31,708	1,040,451

Proposal 2	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ratification of the appointment of CohnReznick LLP, as the Company’s independent registered public accounting firm for the year ended December 30, 2023	5,594,889	216,354	2,654	630

Proposal 3	Votes For	Votes Against	Abstentions	Broker Non-Votes
The approval of an amendment to our Second Amended and Restated Certificate of Incorporation, to effect a reverse stock split of our issued and outstanding shares of our common stock, par value $0.001 per share, by a ratio of between one-for-five to one-for-twenty, inclusive, with the exact ratio to be set at a whole number to be determined by our Board of Directors or a duly authorized committee thereof in its discretion, at any time after approval of the amendment and prior to April 24, 2024.	5,377,850	432,963	3,713	1

As a result of the above voting, Mr. Ezra Dabah and Ms. Jill Kronenberg were appointed as a Class II directors of the Company by a plurality of the votes cast (there was no solicitation in opposition to management’s nominees as listed in the proxy statement), to serve a three year term, expiring at the 2026 Annual Meeting, and until their respective successor(s) is elected and qualified, or until their earlier resignation or removal; proposal 2, which required the affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting and entitled to vote, was validly approved by the Company’s stockholders; and proposal 3, which required the affirmative vote of a majority of the shares eligible to be voted at the Meeting, was validly approved by the Company’s stockholders.

The Board of Directors has not yet determined whether or not to affect a reverse stock split of the Company’s outstanding common stock. If in the future it determines to affect a reverse stock split, the Company plans to publicly disclose the timing and ratio of such split, prior to its effectiveness.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 20, 2023

Kidpik Corp.

By:	/s/ Ezra Dabah
Name:	Ezra Dabah
Title:	Chief Executive Officer